Operating Revenue - Summary Of Significant Changes In Contract Assets And Contract Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Disclosure of changes in trade receivables, contract assets and contract liabilities [abstract]
Net account receivable trade	$ 245,756	$ 177,321
Prepaid compensations clients	37,130	29,754
Air traffic liability	(424,579)	(454,018)
Frequent flyer deferred revenue	$ (420,638)	$ (189,993)